UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TRAQER CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	47-3567136
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

910 Sylvan Avenue, Suite 150 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A (c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A (d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-207552

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value
(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

Incorporated by reference from Registration Statement on Form S-1 (No. 333-207552) filed October 21, 2015.

Item 2. Exhibits.

Exhibit No.	Description of Exhibit

3.1
Articles of Incorporation - Filed with the Securities and Exchange Commission on October 21, 2015 as an exhibit to the Company’s registration statement on Form S-1, which exhibit is incorporated herein by reference.

3.2	Bylaws- Filed with the Securities and Exchange Commission on October 21, 2015 as an exhibit to the Company’s registration statement on Form S-1, which exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.

Date: December 27, 2016	TRAQER CORP.

	By:	/s/ Bess Audrey Lipschutz
	Name:	Bess Audrey Lipschutz,
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1
Articles of Incorporation - Filed with the Securities and Exchange Commission on October 21, 2015 as an exhibit to the Company’s registration statement on Form S-1, which exhibit is incorporated herein by reference.

3.2	Bylaws- Filed with the Securities and Exchange Commission on October 21, 2015 as an exhibit to the Company’s registration statement on Form S-1, which exhibit is incorporated herein by reference.